                            WORKING CAPITAL LOAN NOTE

$1,002,696                                                        August 7, 1997

     FOR VALUE RECEIVED, the undersigned, ARIZONA HEART HOSPITAL, LLC, an Arizona limited liability company (the "Borrower"), hereby promises to pay to the order of NATIONSBANK, N.A. (the "Bank"), at the times, at the place and in the manner provided in the Loan Agreement hereinafter referred to, the principal sum of up to ONE MILLION TWO THOUSAND SIX HUNDRED NINETY-SIX DOLLARS ($1,002,696), or, if less, the aggregate unpaid principal amount of all Working Capital Loans disbursed by the Bank under the Loan Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in the Loan Agreement.

     This Note is a Working Capital Loan Note referred to in, and is entitled to the benefits of, the Loan Agreement dated as of August 7, 1997 (as amended, restated or otherwise modified, the "Loan Agreement"), by and among the Borrower, the lenders (including the Bank) referred to therein (the "Lenders") and NationsBank, N.A., as Agent. The Loan Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

     The Borrower agrees to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

     The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Loan Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Working Capital Loan Note to be executed under seal by a duly authorized officer as of the day and year first above written.



(CORPORATE SEAL)                     By: AHH Management, Inc., acting on
                                         behalf of Arizona Heart Hospital, LLC


                                         By:    /s/ Richard J. Post
                                         Name:  Richard J. Post
                                         Title: Treasurer

                            WORKING CAPITAL LOAN NOTE

$1,002,696                                                        August 7, 1997

     FOR VALUE RECEIVED, the undersigned, ARIZONA HEART HOSPITAL, LLC, an Arizona limited liability company (the "Borrower"), hereby promises to pay to the order of KEY CORPORATE CAPITAL INC. (the "Bank"), at the times, at the place and in the manner provided in the Loan Agreement hereinafter referred to, the principal sum of up to ONE MILLION TWO THOUSAND SIX HUNDRED NINETY-SIX DOLLARS ($1,002,696), or, if less, the aggregate unpaid principal amount of all Working Capital Loans disbursed by the Bank under the Loan Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in the Loan Agreement.

     This Note is a Working Capital Loan Note referred to in, and is entitled to the benefits of, the Loan Agreement dated as of August 7, 1997 (as amended, restated or otherwise modified, the "Loan Agreement"), by and among the Borrower, the lenders (including the Bank) referred to therein (the "Lenders") and NationsBank, N.A., as Agent. The Loan Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

     The Borrower agrees to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

     The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Loan Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Working Capital Loan Note to be executed under seal by a duly authorized officer as of the day and year first above written.



(CORPORATE SEAL)                     By: AHH Management, Inc., acting on
                                         behalf of Arizona Heart Hospital, LLC


                                         By:    /s/ Richard J. Post
                                         Name:  Richard J. Post
                                         Title: Treasurer

                            WORKING CAPITAL LOAN NOTE

$494,608                                                          August 7, 1997

     FOR VALUE RECEIVED, the undersigned, ARIZONA HEART HOSPITAL, LLC, an Arizona limited liability company (the "Borrower"), hereby promises to pay to the order of AMSOUTH BANK (the "Bank"), at the times, at the place and in the manner provided in the Loan Agreement hereinafter referred to, the principal sum of up to FOUR HUNDRED NINETY-FOUR THOUSAND SIX HUNDRED EIGHT DOLLARS ($494,608), or, if less, the aggregate unpaid principal amount of all Working Capital Loans disbursed by the Bank under the Loan Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in the Loan Agreement.

     This Note is a Working Capital Loan Note referred to in, and is entitled to the benefits of, the Loan Agreement dated as of August 7, 1997 (as amended, restated or otherwise modified, the "Loan Agreement"), by and among the Borrower, the lenders (including the Bank) referred to therein (the "Lenders") and NationsBank, N.A., as Agent. The Loan Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

     The Borrower agrees to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

     The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Loan Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Working Capital Loan Note to be executed under seal by a duly authorized officer as of the day and year first above written.




(CORPORATE SEAL)                     By: AHH Management, Inc., acting on
                                         behalf of Arizona Heart Hospital, LLC

                                     By:    /s/ Richard J. Post
                                         Name:  Richard J. Post
                                         Title: Treasurer